SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X ]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Electronic Systems Technology, Inc. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

(COMPANY LOGO GRAPHIC)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.                                                                                                                                              Phone: 509-735-9092
                                                                                                                                                                                                                                 Fax: 509-783-5475

415 NORTH QUAY STREET, SUITE 4
KENNEWICK, WA 99336

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 6, 2003

Dear Stockholder:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at Red Lion Hotel at Columbia Center, Kennewick, Washington on Friday, June 6, 2003 at 3:00 p.m. Pacific time for the following purposes:

1. To elect members of the Board of Directors
2. To ratify the selection of Moe O’Shaughnessy & Associates, P.S., as independent auditor and tax service provider for the Corporation
3. To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Stockholders of record at the close of business on April 21, 2003 are entitled to notice of, to attend and to vote at the meeting.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T.L. KIRCHNER

T.L. Kirchner, President
May 2, 2003 / Approximate Date of mailing to Stockholders

IMPORTANT:  Whether or not you plan to attend the meeting, please execute and return the enclosed proxy.  A return envelope is enclosed for your convenience.  Prompt return of the proxy will assure a quorum and save the Corporation unnecessary expense.  At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Corporation entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Corporation at 415 N. Quay St., Suite 4, Kennewick, Washington 99336, and shall be produced and kept open at the time and place of the meeting.  During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street
Kennewick, Washington 99336
(509) 735-9092

PROXY STATEMENT
Relating to
ANNUAL MEETING OF SHAREHOLDERS
to be held on June 6, 2003

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc. a Washington corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 6, 2003 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting.  This Proxy Statement is first being mailed to shareholders on or about May 2, 2003.  The Annual Report of the Corporation for the year ending December 31, 2002 was mailed to stockholders prior to the mailing of this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and take action on the election of directors to the Corporation's Board of Directors to serve for a three year term.  See "Election of Directors."

Ratification of Auditor

At the Annual Meeting, shareholders will be asked to ratify the selection of Moe O’Shaughnessy & Associates, P.S. as independent auditor and tax service provider for the Corporation for the fiscal year ending December 31, 2003.  See "Approval of Auditors."

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See "Other Matters".

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 21, 2003 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 5,098,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted: (1) FOR election of Melvin Brown, Jon Correio and Robert Southworth to the Corporation's Board of Directors, (2) FOR the ratification of the selection of Moe O’Shaughnessy & Associates, P.S., as independent auditor and tax service provider; (3) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting.  A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instruction to the Corporation via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

1. ELECTION OF DIRECTORS

It is intended that the proxies solicited hereby will be voted for election of the nominees for directors listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why its nominees will be unable to accept election. However, if a nominee becomes unable to accept election, the Board will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of directors of Class I expire with the 2003 Annual Meeting, terms of directors of Class II expire with the 2004 Annual Meeting, and the terms of directors in Class III expire with the 2005 Annual Meeting.

Nominees

The nominees for Class I directors whose term, if elected, will expire in 2006 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS I - Three Year Term Expiring June 2003

Melvin H. Brown: Mr. Brown is a Director of the Corporation. During the last five years Mr. Brown has been the owner and president of Manufacturing Services, Inc. Manufacturing Services provides services in packaging design, printed circuit board layout, prototyping, verification of documentation, testing, burn-in, quality control, and repetitive volume production. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. EST purchased $143,496 of these services from Manufacturing Services during 2002. Mr. Brown does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 72
Shares Beneficially Owned* 76,500
Percent of Class: 1.5
A Director Since: 1985
* Shares beneficially owned do not include 75,000 shares subject to options granted 2-9-01, 2-15-02 and 2-21-03.

Jon Correio: Mr. Correio is the Vice President of Finance and Administration, Secretary/Treasurer and a Director of the Corporation. During the last five years Mr. Correio has been a full time employee of the Corporation, whose primary duties are to oversee the Finance and Administration functions of the Corporation. Mr. Correio does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 35
Shares Beneficially Owned* 0
Percent of Class: 0
A Director Since: 2001
* Shares beneficially owned do not include 55,000 shares subject to options granted 2-9-01, 2-15-02 and 2-21-03.

Robert Southworth: Mr. Southworth is a Director and the Secretary/Treasurer of the Corporation. Since 1980, Mr. Southworth has been employed with the U. S. Department of Energy as a Senior Patent Attorney in Richland, Washington. His primary duties with the Department of Energy include the preparation and prosecution of domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy related fields of solar, wind, and fossil fuels. Mr. Southworth does not serve as a director of any other Corporation that is registered under the Securities and Exchange Act

Age: 59
Shares Beneficially Owned* 0
Percent of Class: 0
A Director Since: 1985
* Shares beneficially owned do not include 75,000 shares subject to options granted 2-9-01, 2-15-02 and 2-21-03.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS OF THE CORPORATION

2. RATIFICATION OF AUDITOR

Moe O’Shaughnessy & Associates, P.S., independent public accountants, have been recommended by the Corporation’s Audit Committee, and therefore selected by Corporation’s Board of Directors, as the independent auditor and tax service provider for the Corporation for the fiscal year ending December 31, 2003, subject to approval by the shareholders. Moe O’Shaughnessy & Associates, P.S. has served as the independent auditor and tax service provider for the Corporation since the fiscal year ended December 31, 1984. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditor and tax service provider. Moe O’Shaughnessy & Associates, P.S., will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 2

3. OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE:

CLASS II - Three Year Term Expiring June 2004

John L. Schooley: Mr. Schooley is a Director of the Corporation. During the past five years, Mr. Schooley has been the owner and President of Remtron, Inc. in San Diego, California. Remtron, Inc. is a manufacturer of advanced radio control and telemetry systems for the industrial market. Mr. Schooley does not serve as director of any other Corporation registered under the Securities and Exchange Act.

Age: 64
Shares Beneficially Owned: 85,000
Percent of Class: 1.7
A Director Since: 1993
* Shares beneficially owned do not include 75,000 shares subject to options granted 2-9-01, 2-15-02 and 2-21-03.

CLASS III - Three Year Term Expiring June 2005

T.L. Kirchner: Mr. Kirchner is founder, President and a Director of the Corporation. During the last five years Mr. Kirchner devoted 100% of his time to the Management of the Corporation. His primary duties were, and are, to oversee the Management and Marketing functions of the Corporation. Mr. Kirchner does not serve as a director for any other Corporation registered under the Securities and Exchange Act.

Age: 54
Shares Beneficially Owned* 403,488
Percent of Class: 7.9
A Director Since: 1985
* Shares beneficially owned do not include 75,000 shares subject to options granted 2-9-01, 2-15-02 and 2-21-03.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 21, 2003, the amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by each person who, to the best knowledge of the Corporation, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Gerald R Hewitt 2046 Harris Ave Richland WA 99352	493,630	9.7%
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	415,015	8.14%
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	7.9%

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Corporation.  The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has stock options to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares, granted February 9, 2001, options for 25,000 shares, granted February 15, 2002 and options for 25,000 shares, granted February 21, 2003.

(3) Does not include options granted. See footnote (2) above.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of April 21, 2003, amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by Management, including officers and directors of the Corporation.

Title Of Class	Name Of Beneficial Owner	Amount & Nature Of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner (Officer & Director)	403,488 (1)	7.9%
Common	Robert Southworth (Director)	0 (1)	0.0%
Common	Melvin H. Brown (Director)	76,500 (1)	1.5%
Common	Jon Correio (Officer &Director)	0 (1)	0.0%
Common	John Schooley (Director)	85,000 (1)	1.7%
Common	D.B. Strecker (VP of Engineering)	20,000 (1)	0.4%
  Does not include stock options as granted 2-9-01, 2-15-02 and 2-21-03

REMUNERATION OF EXECUTIVE OFFICERS

(a) Named Executive Officers

The Corporation's named executive officers are: T.L. Kirchner, President and CEO

The Registrant's four most highly compensated executive officers other than the CEO who served as executive officers as of December 31, 2002 are: None

(b) Summary Compensation Table

The Corporation’s named compensated executive officer is T.L. Kirchner, President and CEO. The Corporation had no other compensated executive officers as of December 31, 2002.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE
					Long Term Compensation
Annual Compensation					Awards	Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)	Securities Options Underlying SARs (#)	LTIP Payouts ($)	All Other Compensation ($)(3)
T. L. Kirchner, President & CEO	2002	90,000	0	2,655	0	25,000	0	8,391
	2001	90,000	0	2,267	0	25,000	0	7,150
	2000	90,000	0	3,545	0	25,000	0	7,401

(1) Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus
(2) Other Annual Compensation includes Accrued Vacation Pay
(3) All Other Compensation consists of premiums paid for Group Health Insurance and Key Man Insurance

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2002 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (4)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	13.8%	0.44	2/9/05

(4) This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2002 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Excercisable/ Unexercisable	Value of Unexercised In-the-money Options/SARs At FY-End ($) Excercisable/ Unexercisable
T.L. Kirchner	0	0	75,000	0

The Corporation does not currently have a Long-Term Incentive Plan ("LTIP").

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Corporation's business. Directors with no less than three years continuous tenure are eligible for stock option awards, as governed by the Corporation stock option plan. There is currently no other compensation arrangements for the Corporation’s directors.

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2002 the Board of Directors held two meetings on February 15, 2002, and June 6, 2002. The Audit Committee and Stock Option Committee, both held meetings on June 6, 2002. All directors attended the meetings either physically or via teleconference.

COMMITTEES

There is no Compensation or Nominating Committees. The Board has established a Stock Option Committee, and an Audit Committee. The sole purpose of the Stock Option Committee is to research and make recommendations to the Board of Directors regarding issuance of Stock Options pursuant to the Corporation’s Stock Option Plan. The Audit Committee consists of the following members: Melvin H. Brown, Chairman, Robert Southworth, Member, and John Schooley, Member. The Audit Committee’s purpose is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining to the accounting policies and reporting practices of Electronic Systems Technology, pursuant to the Committee’s charter. Mr. Brown is considered to be a non-independent member of the Audit Committee, however his serving as the Chairman of the Committee was deemed by the Board to be in the best interest of the Corporation due to Mr. Brown’s experience and familiarity with the Corporation. The Audit Committee’s report for the Financial Statements for the year ended December 31, 2002 is attached to this proxy statement as Appendix 1. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provision to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

RELATED PARTY TRANSACTIONS

During the year ended December 31, 2002, the Corporation contracted for services from Manufacturing Services, Inc. in the amount of $143,496. Manufacturing Services, Inc. is owned and operated by Melvin H. Brown, who is a Director of Electronic Systems Technology, Inc. Management believes all prices for services, provided by Manufacturing Services, Inc., were as favorable as could be obtained from comparable manufacturing services companies.

COMPENSATION OF DIRECTORS

Director compensation is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors duties associated with the Corporation's business.

AUDIT FEES

During the year ended December 31, 2002, the Company paid Moe O’Shaughnessy & Associates, P.S., in the amount of $12,750 for audit and tax preparation professional services, and review of the Corporation’s Securities and Exchange Commission filings.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

The Corporation believes that all Forms 3,4 and 5 required to be filed by its directors and officers under Section 16(a) of the Securities Exchange Act of 1934 were filed on time during fiscal 2002. There are no individuals holding more than 10% of the Corporation’s stock.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 4, 2004. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 12, 2004. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to Jon Correio, Secretary, Electronic Systems Technology, Inc., 415 North Quay Street, Suite 4, Kennewick, Washington 99336.

FORM 10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "Form 10-KSB"), without cost, upon written request to the Secretary of the Corporation. The Form 10-KSB is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov.

By Order of the Board of Directors

/s/ T.L. KIRCHNER

T.L. Kirchner
President

May 2, 2003

APPENDIX 1 – AUDIT COMMITTEE REPORT

Report of the Audit Committee

February 21, 2003

Board of Directors
Electronic Systems Technology, Inc.

The Audit Committee has conducted oversight activities for Electronic Systems Technology, Inc. in accordance with the duties and responsibilities outlined in the Audit Committee charter.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing and independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2002.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2002:

Reviewed and discussed the audited financial statements for the year ended December 31, 2002 with Management

Discussed with Moe O’Shaughnessy & Associates, P.S. matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with, and received written disclosures and a letter from Moe O’Shaughnessy & Associates, P.S. relating to their independence, as required by Independence Standards Board Standard No. 1.

Based on the above, the Audit Committee recommends the audited financial statements for the year ended December 31, 2002 be included in Electronic Systems Technology’s Annual Report on Form 10KSB to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Electronic Systems Technology, Inc Audit Committee

Melvin H. Brown, Chairman
John L. Schooley
Robert Southworth

(FORM OF PROXY CARD)
(FRONT OF PROXY CARD)

ELECTRONIC SYSTEMS TECHNOLOGY, INC.
(509) 735-9092 - 415 N. QUAY STREET, Suite 4 - KENNEWICK, WASHINGTON 99336

(PROXY GRAPHIC)

The undersigned hereby revokes all previous proxies for his stock and appoints Tom L. Kirchner, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Electronic Systems Technology, Inc. which the undersigned is entitled to vote at the Annual Meeting of the shareholders to be held at Red Lion Hotel at Columbia Center, Kennewick, Washington on June 6, 2003 at 3:00 p.m. Pacific time, including any adjournments thereof.

2. To ratify Moe O’Shaughnessy & Associates, P.S. as independent auditors and tax service provider for the Corporation for the fiscal year ending December 31, 2003.
1.Election of Directors			For	Against	Abstain
Melvin H. Brown			3. In his discretion the proxy is hereby authorized to vote upon such other matters as may properly come before the meeting.
For	Against	Abstain	For	Against	Abstain
Jon Correio			(To be signed on the other side.)
For	Against	Abstain
Robert Southworth
For	Against	Abstain
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

(BACK OF PROXY CARD)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as your name appears on the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
Signature if held jointly
Date:
Please return this proxy in the envelope provided.
I will____or will not________ attend the meeting.
(over)